CALAMOS ® GROWTH AND INCOME PORTFOLIO

Supplement dated December 19, 2012 to the

Prospectus and Statement of Additional Information

dated April 29, 2012 as previously supplement on August 31, 2012

The Principal Investment Strategies Section on Page 4 of the Prospectus shall be replaced in its entirety as follows:

Principal Investment Strategies

The Portfolio invests primarily in a diversified portfolio of convertible (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. The average term to maturity of the convertible and fixed-income securities purchased by the Portfolio will typically range from five to ten years. The Portfolio’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser attempts to lower market risk by selecting and investing in securities that it believes will exhibit less volatility and will provide greater capital exposure and more consistent returns than the market as a whole

The following revised and supplemental language replaces the section titled “Investment Restrictions” on page 18 of the Statement of Additional Information:

INVESTMENT RESTRICTIONS

The Portfolio operates under the following investment restrictions. The Portfolio may not (except as indicated):

(i)	as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii)	acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v)	make loans, but this restriction shall not prevent the Portfolio from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi)	invest more than 10% of the Portfolio’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii)	borrow, except that the Portfolio may (a) borrow from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Portfolio’s total assets at the time of the borrowing, and (b) enter into transactions in options, futures and options on futures(4);

(viii)	invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities(5); or

(ix)	issue any senior security, except to the extent permitted under the 1940 Act(6).

The above restrictions are fundamental policies and may not be changed without the approval of a “majority” of the outstanding shares of the Portfolio, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above the Portfolio:

(a)	may not invest in shares of other open-end investment companies, except as permitted by the 1940 Act;(8)

(b)	may not invest in companies for the purpose of exercising control or management;

(c)	may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)	may not make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

(e)	may not invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person

(f)	may not Consistent with the Fund’s investment objective and principal investment strategies attempt to lower market risk by selecting and investing in securities that it believes will exhibit less volatility and will provide greater capital exposure and more consistent returns than the market as a whole.

(g)	Consistent with the Fund’s investment objective and principal investment strategies attempt to lower market risk by selecting and investing in securities that it believes will exhibit less volatility and will provide greater capital exposure and more consistent returns than the market as a whole.

Restrictions (a) through (e) may be changed by the board of trustees without shareholder approval.

Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Portfolio’s ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Portfolio’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Portfolio’s portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

In addition, pursuant to state insurance laws, the Portfolio is subject to the following guidelines, which may also be changed by the board of trustees:

The Portfolio will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Portfolio’s net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

The Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one country; except that the Portfolio may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

The Portfolio may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Portfolio’s total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Portfolio will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

Please retain this supplement for future reference

3